UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 27, 2007


                        American Soil Technologies, Inc.
             (Exact name of registrant as specified in its chapter)


           Nevada                      000-22855                  95-4780218
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


       12224 Montague Street
            Pacoima, CA                                             91331
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (818) 899-4686


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On February 19, 2007, FLD Corporation elected to convert a total of $500,000 of debt owed to it from American Soil Technologies, Inc. (the "Company") into 2,380,952 shares of common stock of the Company valued at $0.21 per share. The Company relied on the exemption from registration relating to offerings that do not involve any public offering pursuant to Section 4(2) under the Securities Act of 1933 (the "Act") and/or Rule 506 of Regulation D promulgated pursuant thereto. The Company believes that FLD Corporation is an "accredited investor" under Rule 501 under Regulation D of the Act and had adequate access to information about the Company through its relationship with the Company.

ITEM 7.01. REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 is the Press Release issued by the Company on February 27, 2007. Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d) The following exhibit is being furnished herewith:

     Exhibit No.                        Exhibit Description
     -----------                        -------------------
        99.1 Press release of American Soil Technologies, Inc., dated February 27, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 2007               AMERICAN SOIL TECHNOLOGIES, INC.


                                       By: /s/ Carl P. Ranno
                                          -----------------------------------
                                          Carl P. Ranno
                                          Chief Executive Officer, President,
                                          and Chief Financial Officer